Exhibit 10.15

ADDENDUM

1.                                      This agreement is an addendum and an integral part of the lease agreement dated 07/04/2014   signed between Megeye Lojistik A.Ş. and D-Market Elektronik Hizmetler ve Tic. A.Ş.

2.                                      Measurement results of the leased spaces:

LEASED SPACES MEASURED	M2
First floor storage space	21,328.54
First mezzanine of first floor	2,586.14
Second mezzanine of first floor	2,586.14
Second floor storage space	18,746.01
First mezzanine of second floor	2,974.92
Second mezzanine of second floor	2,974.92
Total storage space	40,074.55
Total area of first mezzanine on both floors	5,561.06
Total area of second mezzanine on both floors	5,561.06
Total mezzanine area	11,122.12
TOTAL LEASED SPACE	51,196.67

3.                                      The parties have agreed to build and lease further two mezzanines on both of the floors in addition to the two mezzanines on the basement and ground floor as specified in the agreement. Consequently, a total of four (two on each storage floors) reinforced concrete mezzanines has been built in the premises as specified in the main agreement.

4.                                      The lessee shall not pay any rent during the first 18 months from the start of the rental period for the second mezzanine areas measured to be a total of 5,561.06 m2 built in addition to each floor apart from the first mezzanines as specified in the main agreement and continue to pay the rent specified for the mezzanine of the current period from the 19th month.

5.                                      The following table shows the rent payments of the first 18 months by measuring the    leased spaces pursuant to article 3.3. of the lease agreement dated 07/04/2014.

Years	Storage Area (m2)	Storage Area m2 price (USD) + VAT	Mezzanine Area (m2)	Mezzanine m2 price (USD) + VAT	Monthly Rent (USD) + VAT
Year 1	40,074.55	5.15	5,561.06	3	223,067.11
Year 2 (first six months)	40,074.55	5.28	5,561.06	3.08	228,671.60

EMBOSSED STAMP

BEYOĞLU 58TH NOTARY PUBLIC

Gülüzar IRMAK

Represented by Clerk Authorized to Sign

SELMA BÜYÜK

/s/ SELMA BÜYÜK

6.                                      The following table shows the rent payments from the 19th month to the end of the contractual term:

Years	Storage Area (m2)	Storage Area m2 price (USD) + VAT	Mezzanine Area (m2)	Mezzanine m2 price (USD) + VAT	Monthly Rent (USD) + VAT
Year 2 (2nd six months)	40,074.55	5.28	11,122.12	3.08	245,849.75
Year 3	40,074.55	5.41	11,122.12	3.15	251,837.99
Year 4	40,074.55	5.55	11,122.12	3.23	258,338.20
Year 5	40,074.55	5.68	11,122.12	3.31	264,437.66
Year 6	40,074.55	5.83	11,122.12	3.39	271,338.61
Year 7	40,074.55	5.97	11,122.12	3.48	277,950.04
Year 8	40,074.55	6.12	11,122.12	3.57	284,962.21
Year 9	40,074.55	6.27	11,122.12	3.66	291,974.39
Year 10	40,074.55	6.43	11,122.12	3.75	299,387.31

7.                                      Rent payments shall start from 15/08/2015. The stamp duty in connection with this Additional  Protocol shall be borne by D-MARKET.

8.                                      All of the provisions of the Lease Agreement signed between the parties on 07/04/2014, which are not amended with this Additional Protocol shall remain fully in force and effect and be interpreted in its entirety including the provisions in this Additional Protocol. The parties hereby agree that this Additional Protocol is an integral part of the LEASE Agreement signed on 07/04/2014.

9.                                      This agreement consisting of 9 articles has been drawn up in one single copy and entered in to effect on the signing date. The original copy of the Additional Protocol shall be kept by Megeye and a copy shall be provided to D-MARKET. 01/09/2015

Megeye Lojistik A.Ş.	D-Market Elektronik Hizmetler ve Tic. A.Ş.

/s/ Megeye Lojistik A.Ş.	/s/ D-Market Elektronik Hizmetler ve Tic. A.Ş.

CERTIFIED TRUE COPY

I certify that this is a true copy of the original document presented to me and a copy is caused to be signed by the applicant and kept in the file of our office and 1 copy is delivered to the applicant.

BEYOĞLU 58TH NOTARY PUBLIC

GÜLÜZAR IRMAK

BEYOĞLU 58TH NOTARY PUBLIC

Gülüzar IRMAK

Represented by Clerk Authorized to Sign

SELMA BÜYÜK

/s/ SELMA BÜYÜK